SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

MILE MARKER INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mile Marker International, Inc.
1450 S.W. 13th Court, Pompano Beach, FL 33069

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 8, 2003

To the Shareholders of Mile Marker International, Inc.:

     The Annual Meeting of Shareholders of Mile Marker International, Inc., a Florida corporation (the “Company”), will be held on January 8, 2003, at 10:30 A.M. at the offices of the Company’s General Counsel, Siegel, Lipman, Dunay & Shepard, LLP, Suite 801, 5355 Town Center Road, Boca Raton, Florida 33486, for the following purposes:

1.	To elect four (4) directors to hold office for a term of one year or until their successor(s) shall have been elected and qualified, or until their earlier resignation, removal from office, or death.

2.	To approve the Company’s 2002 Stock Plan.

3.	To act upon such other matters as may properly come before the Meeting.

Holders of Common Stock of record at the close of business on November 22, 2002, are entitled to vote at the Meeting and any adjournment of the Meeting. A list of the shareholders of the Company as of the close of business on November 22, 2002, will be available for inspection during business hours from December 15, 2002 through January 8, 2003, at the Company’s offices, 1450 S.W. 13th Court, Pompano Beach, Florida, 33069, and will also be available at the Annual Meeting.

By Order of the Board of Directors

/s/ Alvin A. Hirsch

Secretary
Dated: November 29, 2002

Important Notice

If you do not plan to attend the Annual Meeting to vote your shares, please complete, date, sign, and promptly by mail the enclosed proxy card to Mile Marker International at 1450 S.W. 13th Court, Pompano Beach, FL 33069 or fax the proxy card to The Secretary, Mile Marker International, Inc. at 954-782-0770. Any person giving a proxy has the power to revoke it at any time, and shareholders who are present at the meeting may withdraw their proxies and vote in person.

MILE MARKER INTERNATIONAL, INC.
1450 SW 13th Court
Pompano Beach, Florida 33069

_________________________________________________________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held January 8, 2003

_________________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mile Marker International, Inc. (the “Company”), a Florida corporation, of the accompanying proxy for use at the 2003 Annual Meeting of Shareholders (the “Meeting”) to be held on January 8, 2003, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on November 22, 2002 (the “Record Date”), are entitled to vote at the Meeting. Proxy material is being mailed on or about November 29, 2002, to the Company’s shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

THE PROXY

     Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the approval of the Company’s Stock Plan, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

     This Proxy Statement and the accompanying proxy are being mailed on or about November 29, 2002, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

     Shareholders who execute proxies retain the right to revoke them by

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notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company’s principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to her at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of directors and the approval of the Company’s 2002 Stock Plan. A plurality of the votes cast at the Meeting shall be necessary to elect a director and to approve the Company’s 2002 Stock Plan.

     At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee, or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more nominees opposing the nominees, the candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN.

     Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.001 par value (the “Common Stock”), held by such shareholder at the close of business on the Record Date. As of the Record Date, the company had issued and there were outstanding 10,223,857 shares of Common Stock.

INCORPORATION BY REFERENCE

     The Securities Exchange Commission allows us to incorporate by reference certain documents, which means that we can disclose important information

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to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this proxy statement, except to the extent that this proxy statement updates or supersedes the information. We incorporate by reference the documents listed below which we have previously filed with the Securities Exchange Commission (Commission file No. 0-26150):

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001; and

     Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2002.

     We also incorporate by reference the information contained in all other documents we file with the Securities Exchange Commission under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and before the date of the Annual Meeting. The information will be considered part of this Proxy Statement from the date the document is filed and will supplement or amend the information contained in this Proxy Statement.

     We will provide you, at no charge, a copy of the documents we incorporate by reference in this Proxy Statement upon your request. TO OBTAIN TIMELY DELIVERY, REQUESTS FOR COPIES SHOULD BE MADE NO LATER THAN DECEMBER 31, 2002 (FIVE BUSINESS DAYS BEFORE THE DATE THE ANNUAL MEETING). To request a copy of any or all of these documents, you should write or telephone us at:

Corporate Secretary Mile Marker International, Inc. 1450 SW 13th Court Pompano Beach, Florida 33069 Telephone: (954) 782-0604

     These documents are also included in our Securities and Exchange Commission filings that are made electronically through the Securities and Exchange Commission’s EDGAR system and are available to the public at the Securities and Exchange Commission’s website at http://www.sec.gov.

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ELECTION OF DIRECTORS
(Item No. 1 on Proxy Card)

     Four directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the three nominees named below. Each director elected at the Meeting will serve until the next Annual

Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors.

     The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section “Security Ownership of Certain Beneficial Holders and Management” elsewhere in this Proxy Statement.

	Age as of
Nominee	11/01/02	Since	Position With Company

Richard E. Aho	58	1993	Chairman of the Board, President, and Chief Executive Officer

Drew V. Aho	36	2001	Executive Vice President, Chief Operating Officer

Leslie J. Aho	46	1993

George R. Shelley	72	1999

Executive Officers

     As of the Record Date, the executive officers of the Company were as follows:

	Age as of	Officership(s) with	Year Became
Name	11/01/02	Company	Executive Officer

Richard E. Aho	58	Chairman of the Board, President, And Chief Executive Officer	1993

Alvin A. Hirsch	58	Chief Financial Officer, Treasurer, Secretary	2001

Drew V. Aho	36	Executive Vice President, And Chief Operating Officer	2001

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     Each executive officer is elected to serve at the discretion of the Board of Directors.

     The principal occupation of each executive officer and director of the Company is set forth below. All of the directors are elected annually or until their successors have been duly elected.

     Richard E. Aho formed Mile Marker, Inc. in 1984 to produce and market a series of new products in the automotive market. In 1980, Mr. Aho founded 4X4 Savings, Inc., a predecessor of Mile Marker, Inc., to sell a cost-saving product that was designed for the 4-wheel drive segment of the automotive industry. From 1972 to 1980, he was the owner and operator of the Tire Place, Inc., Rainier, Oregon, an active retailer of specialty tires and accessories. Mr. Aho became Chairman and Chief Executive Officer of the Company on December 28, 1993. Mr. Aho’s expertise is in engineering research, new product design and development and contract manufacturing negotiations. He has received numerous U.S. and foreign patents on Mile Marker products.

     Drew V. Aho has worked for the Company since its inception, with responsibilities for purchasing, engineering, marketing, product development and sales. He became Vice President of the Company in 1989 and Executive Vice President in 2001. He is the Company’s Chief Operating Officer and is responsible for the Company’s sales and marketing functions. He was elected to the Company’s Board of Directors in 2001. Drew Aho is the son of Richard Aho.

     Leslie J. Aho had worked for the Company since its inception and became Secretary, Treasurer and a Director of the Company in 1993. Until September 2001, she was the officer responsible for the Company’s production planning, assembly, warehousing, shipping and human resources management. Ms. Aho is the former wife of Richard Aho.

     Alvin A. Hirsch joined the Company as Secretary, Treasurer, and Chief Financial Officer on December 1, 2001. Mr. Hirsch has been the President of Hirsch & Company, Inc., a management consulting firm, since 1986. Mr. Hirsch has also served as chief financial officer, chief operating officer, secretary, treasurer, or financial manager of several public companies during the past nineteen years and served as a vice president and a managing director of Bankers Trust Company during the period 1970 to 1983.

     George R. Shelley was elected to the Board of Directors in 1999. Mr. Shelley currently serves as President of Autoart Investments, Inc. He retired in 1988 as Vice President of Alco Standard, Inc., which had purchased Shelley Manufacturing Company in 1971.

Board Meetings

     During calendar year 2002, the Board of Directors met an average of once per month. Ten Board meetings had been held in 2002 as of October 30, 2002. All current elected members of the Board attended the meetings except for one meeting not attended by Richard Aho.

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Board Committees

     There are no committees of the Board of Directors of the Company.

Family Relationships

     Richard and Leslie Aho are husband and wife. Drew Aho is the son of Richard Aho.

Compliance with Section 16(a) of the Exchange Act

Based solely on a review of its files concerning Rule 16a-3(e) and Forms furnished to the Company and filed with the Securities and Exchange Commission under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 with respect to 2001 and 2002, the Company believes that all such Forms required to be filed were filed on a timely basis other than a Form 4 required to be filed by each of Richard and Leslie Aho in 2001.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of the Record Date, with respect to (i) any person or “group” known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer of the Company; (iv) each other executive officer who earned more than $100,000 in fiscal 2001; and (v) all directors and executive officers as a group. Each beneficial owner has advised the Company that he, she or it has sole voting and investment power as to the shares of the Common Stock.

	Amount and Nature
Name, Title, and Address of	of Beneficial	Percent of Class at
Beneficial Owner	Ownership	11/22/02

Richard E. Aho(1)(2)(3) 1450 S.W. 13th Court Pompano Beach, FL 33069	4,531,380	44.11%

Leslie J. Aho(1)(3)(4) 1450 S.W. 13th Court Pompano Beach, FL 33069	1,738,755	16.92%

Chatsworth Management Services 1 Connaught Place London, England W2 2D4	1,000,000	9.73%

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	Amount and Nature
Name, Title, and Address of	of Beneficial	Percent of Class at
Beneficial Owner	Ownership	11/22/02

Ilona Ivanoff(5) 725 Kalama River Road Kalama, Washington 98625	597,100	5.81%

George R. Shelley(1) 1412 S.W. 12th Court Pompano Beach, FL 33069	566,000	5.51%

Drew V. Aho(1) 1450 S.W. 13th Court Pompano Beach, Florida 33069	140,000	1.36%

David Allsopp Four Falls Corporate Center West Conshohocken, PA	535,000	5.21%

All Executive Officers and Directors as a group (5 persons)	5,253,684	51.14%

(1)	Director

(2)	Officer

(3)	Includes 1,738,755 shares owned by Leslie Aho, of which Richard Aho is the beneficial owner by virtue of a September 14, 2001, Shareholders Agreement.

(4)	Leslie J. Aho is the former wife of Richard E. Aho

(5)	Ilona Ivanoff is the sister of Richard Aho

EXECUTIVE COMPENSATION

     The following table presents for the three years ended December 31, 2001, compensation paid by the Company to Richard Aho, its President and Chief Executive Officer, who is the only executive officer whose total salary and bonus exceeded $100,000 in any of the three years ended December 31, 2001.

Name and Position	Fiscal Year	Salary	Bonus

Richard E. Aho, Chairman, President and Chief Executive Officer	2001 2000 1999	$146,600 $146,361 $143,000	$143,500

     Mr. Aho has received no compensation from the Company other than his salary in each of these years noted above. Commencing February 1, 2002, each Director receives a

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monthly director’s fee of $300 for his or her service as a Director. No director receives any additional compensation for his or her services as a director. On January 16, 2002, the Company approved the 2002 Stock Plan to provide stock options for employees and others. On November 1, 2002, the Company executed 3-year Executive Employment Agreements with each of its Executive Officers pursuant to which Richard Aho is paid $200,000, Alvin Hirsch is paid $120,000, and Drew Aho is paid $100,000 annually. The Company does not have a compensation committee. Compensation is determined by the Board of Directors acting as a whole on the basis of the value of an employee or a contracted service to the Company, compensation by other companies of like size for comparable services and other factors specific to each determination of compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 APPROVAL AND RATIFICATION OF ADOPTION OF 2002 STOCK PLAN

BACKGROUND

     We adopted our 2002 Stock Plan (the “Plan”) to help enable us to attract and retain executive officers, other key employees, directors, and consultants. The Plan was approved by our Board of Directors on January 16, 2002, and is now submitted to our shareholders for approval.

SUMMARY OF THE PLAN

     Under the Plan, incentive options, nonqualified options, stock appreciation rights, stock awards, restricted stock awards, performance stock awards, or any combination thereof (collectively, the “Awards”) may be granted to eligible individuals. The Plan is administered by the Board of Directors.

     The Board of Directors may grant Awards to any person who is an employee, director or consultant of Mile Marker International, Inc. or any of its subsidiaries. Mile Marker International, Inc. currently has approximately thirty-three employees who would be eligible for grants under the Plan. Any individual who has been granted an Award (a “Participant”) is bound by the terms of the Plan as well as the terms and conditions of the specific agreement issued in connection with the grant of the Award. We will not receive any consideration for the granting of any Awards under the Plan other than the services rendered to us by the employee, director or consultant.

     Up to 1,000,000 shares of Common Stock may be issued upon exercise of Awards under the Plan. Subject to certain limitations, the Board of Directors may amend the Plan (or suspend or discontinue it) without stockholder approval. However, no amendment may adversely affect any then outstanding Award.

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PLAN BENEFITS

     All Mile Marker International, Inc., employees are eligible to receive Awards under the Plan, but no determination has been made to issue any particular Award to any person at any time in the future. The nature, timing and amounts of any future awards and the benefits thereof are not known and cannot be determined at this time because such awards are within the discretion of the Board of Directors.

TYPES OF AWARDS UNDER THE PLAN

     Set forth below is a summary of the principal kinds of Awards that can be granted under the Plan and the expected usual terms of such Awards. However, the Board of Directors generally has broad discretion to grant Awards on terms other than as described below, subject only to any limitations under the Plan or under applicable law.

     Generally, options to purchase shares of our Common Stock maybecome exercisable at any time. However, options will expire five years after the date of grant. Subject to limitations set forth in the Plan, the vesting of options is determined at the time of grant in the discretion of the Board of Directors. The Board of Directors may in its own discretion accelerate the period during which an option vests. Generally, an individual may not transfer any option granted under the Plan, although, in some circumstances after the individual’s death, the individual’s personal representative may exercise the option.

     For federal income tax purposes, a stock option may be classified as either an incentive stock option (“ISO”) or a non-qualified stock option (“NSO”), as further described below. The Board of Directors may determine whether options granted under the Plan will be ISOs or NSOs. No stock option issued under the Plan may be treated for tax purposes as an ISO unless the Plan is approved by the stockholders at the Annual Meeting.

     The exercise price of each option will generally be set by the Board of Directors. The exercise price of any ISO may not be less than the fair market value of our Common Stock on the date of grant, but the option price of certain NSOs may be less than the fair market value of our Common Stock on the date of grant. On November 15, 2002, the last sale price of our Common Stock on the over the counter bulletin board was $1.30.

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FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS

     Participants in the Plan generally have tax consequences associated with stock option grants. As indicated above, for federal income tax purposes, a stock option may be classified as either an ISO or NSO. Generally, no taxable income is recognized by the optionee at the time either an ISO or NSO is granted. On the date of exercise, (i) the holder of an NSO recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, but (ii) the holder of an ISO does not recognize income and the company does not receive a tax deduction, although the difference between the exercise price and the market price of the Common Stock may be subject to the alternative minimum tax. Upon disposition of the shares acquired, an optionee generally recognizes appreciation or depreciation on the shares as either short-term or long-term capital gain or loss depending on how long the shares have been held. There are holding period, exercise price and other requirements applicable to ISOs that do not apply to NSOs. ISOs cannot be granted under a stock option plan unless the Plan is approved by our stockholders.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation in excess of $1,000,000 paid to certain executive officers. The Plan has been designed such that, if the Plan is approved by the Company’s stockholders, the Plan should meet the requirements of Section 162(m), so that the compensation expense associated with Awards would be deductible for grants to executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 2002 STOCK PLAN, WHICH IS PROPOSAL NO. 2 ON YOUR PROXY CARD.

     Failure of the stockholders to approve and ratify the adoption of the Plan, as amended, will not limit or otherwise affect the effectiveness of the Plan. However, failure of the stockholders to approve and ratify the Plan may limit our ability to issue ISOs because ISOs may be issued only under a plan that has been approved by shareholders.

OTHER MATTERS COMING BEFORE THE MEETING

     As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the first three proposals set forth in the attached Notice of Annual Meeting. If any other matters

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properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

MISCELLANEOUS

     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries.

By Order of the Board of Directors

/s/ Alvin A. Hirsch

Alvin A. Hirsch, Secretary

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MILE MARKER INTERNATIONAL, INC.

2002 STOCK PLAN

MILE MARKER INTERNATIONAL, INC.
2002 STOCK PLAN

Section 1. Purpose.

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, to encourage such selected persons to remain in the employ of the Company, and to attract new employees by purchasing Shares of the Company’s common stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Stock Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code. Stock Purchase Rights may also be granted under the Plan.

Section 2. Definitions.

     (a)  "Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "Code” shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "Committee” shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

     (d)  "Company” shall mean Mile Marker International, Inc., a Florida corporation.

     (e)  "Disability” shall mean that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (f)  "Employee” shall mean any individual who is a common-law employee of the Company or of a Subsidiary, or a member of the Board of Directors. In addition, service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (g)  "Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h)  "Fair Market Value” shall means the value of a Share determined as follows:

(i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or regularly quoted through the NASD OTC Bulletin Board, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board of Directors or a designated committee of the Board of Directors.

     (i)  "ISO” shall mean an employee incentive stock option described in Code section 422(b).

     (j)  "Nonstatutory Option” shall mean an employee stock option that is not an ISO.

     (k)  "Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (l)  "Optionee” shall mean an individual who holds an Option.

     (m)  “Plan” shall mean the Company’s 2002 Stock Plan.

     (n)  "Purchaser” shall mean an individual who holds a Stock Purchaser Right.

     (o)  "Service” shall mean service as an Employee.

     (p)  "Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

     (q)  "Stock” shall mean the common stock of the Company.

     (r)  "Stock Purchase Right” shall mean the right granted to a Purchaser to acquire common stock of the Company as provided in Section 7 herein.

     (s)  "Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (t)  "Subsidiary” shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Section 3. Administration

     (a)  Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

     (b)  Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)  Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Options or Stock Purchase Rights are to be granted under the Plan;

(v) To select the Optionees or Purchasers;

(vi) To determine the number of Shares to be made subject to each Option or Stock Purchase Right, and each Share’s Fair Market Value at the time of grant;

(vii) To prescribe the terms and conditions of each Option and Stock Option Agreement, including (without limitation) the Exercise Price, vesting and whether such Option is to be classified as an ISO or as a Nonstatutory Option;

(viii) To prescribe the terms and conditions of each Stock Purchase Right, including (without limitation) the purchase price per Share, vesting and to specify the provisions of the stock purchase agreement relating to such Stock Purchase Right;

(ix) To amend or terminate any outstanding Stock Option Agreement;

(x) To determine the disposition of an Option in the event of an Optionee’s divorce or dissolution of marriage;

(xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Option;

(xii) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

(xiii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any Stock Purchase Right.

Section 4. Eligibility.

     (a)  General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Purchasers by the Committee. In addition, only individuals who are employed as common_law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)  Ten Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)  Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d)  Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.

Section 5. Stock Subject to Plan.

     Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares which may be optioned and/or sold under the Plan is 1,000,000 Shares of Stock. The Shares may be authorized, but unissued, or reacquired Stock. If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Section 6. Terms and Conditions of Options.

     (a)  Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)  Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The Exercise Price of a Nonstatutory Option shall not be less than any percentage of value or amount required by statute or regulation. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d)  Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal,

state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (f)  Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed five (5) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)  Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h)  Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, and to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company, and that the Optionee (or his executor or administrator, as the case may be) shall have the right to exercise the Option for at least twelve months if the Optionee’s service terminates due to death or Disability.

     (i)  No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j)  Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

     (k)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

Section 7. Stock Purchase Rights.

     (a)  Rights to Purchase Restricted Stock. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date of grant of the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Committee.

     (b)  Repurchase Option. Unless the Committee determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company (including death or disability). The purchase price for Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option with respect to the Shares purchased pursuant to a Stock Purchase Right shall lapse at such rate as the Committee may determine, but in no event as to less than 20% of the total shares granted annually.

     (c)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of a Stock Purchase Right may be subject to such rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable stock purchase agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

     (d)  Other Provisions. The stock purchase agreement may also contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of stock purchase agreements need not be the same with respect to each Purchaser.

     (e)  No Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 9 of the Plan.

Section 8. Payment for Shares.

     (a)  General Rule. The entire Exercise Price of Shares optioned under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

     (b)  Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c)  Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse or nonrecourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until any note is paid in full.

     (d)  Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Section 9. Recapitalizations, Mergers and Asset Sales.

     (a)  Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c)  Merger or Asset Sale. Except as otherwise provided in an Option Agreement or Stock Purchase Right, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its

Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

Section 10. Legal Requirements.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

Section 11. No Employment Rights.

     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

Section 12. Duration and Amendments.

     (a)  Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants already made shall be null and void, and no additional Option grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

Section 13. Execution.

     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same as of January 16, 2002.

Mile Marker International, Inc., a Florida corporation

By: /s/ Richard E. Aho

President and CEO

Mile Marker International, Inc.
1450 S.W. 13th Court, Pompano Beach, FL 33069
***PROXY***

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alvin A. Hirsch as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of Common Stock of Mile Marker International, Inc., held of record by the undersigned on November 22, 2002, at an Annual Meeting of Shareholders to be held on January 8, 2003, or any adjournment thereof.

1.	FOR THE ELECTION OF THE FOLLOWING PERSONS AS DIRECTORS:

RICHARD E. AHO:	____ FOR ____AGAINST ____ ABSTAIN

DREW V. AHO:	____ FOR ____AGAINST ____ ABSTAIN

GEORGE R. SHELLEY:	____ FOR ____AGAINST ____ ABSTAIN

LESLIE J. AHO:	____ FOR ____AGAINST ____ ABSTAIN

2.	APPROVAL OF THE COMPANY’S 2002 STOCK PLAN

____ FOR ____AGAINST ____ ABSTAIN

3.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournments of the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR each of the director nominees and FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated: _______________, 200_

Number of shares held:

Signature

Please Type or Print Your Name(s)

If you have had a change of Address, please print or type your new address(s) on the lines below:

__________________________________________________

__________________________________________________

__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

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